Exhibit 99.1
MORGAN STANLEY GLOBAL BASIC MATERIALS CONFERENCE Rick Navarre President Feb. 17, 2009

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of Jan. 27, 2009. These factors are difficult to accurately predict and may be beyond the company's control. The company does not undertake to update its forward-looking statements. Factors that could affect the company's results include, but are not limited to: the outcome of commercial negotiations involving sales contracts or other transactions; credit and performance risk associated with customers, suppliers, trading and financial counterparties; the availability, timing of delivery and cost of key equipment and commodities; transportation availability, performance and costs including demurrage; geologic, equipment and operational risks associated with mining; our ability to replace coal reserves; worldwide economic and political conditions; labor availability and relations; the effects of mergers, acquisitions and divestitures; legislative and regulatory developments, including mercury and carbon dioxide-related limitations; the outcome of pending or future litigation; coal and power market conditions; impact of weather on demand, production and transportation; availability and costs of competing energy resources; risks associated with our Btu Conversion initiatives; global currency exchange and interest rate fluctuation; liquidity and access to capital; wars and acts of terrorism or sabotage; political risks, including expropriation; and other risks detailed in the company's reports filed with the Securities and Exchange Commission. The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting early debt extinguishment costs, net interest expense, income taxes, minority interests, asset retirement obligation expense and depletion, depreciation & amortization. For a reconciliation of EBITDA (or Adjusted EBITDA), a non-GAAP measure, to income from continuing operations before income taxes and minority interests, the most comparable GAAP measure, please see PeabodyEnergy.com and the company's documents filed with the SEC. 1/27/09

BTU: The Only Global Pure-Play Coal Investment Strategic actions have led to a 2008 performance that reveals the power of Peabody's global platform The ultimate market rebound may be stronger than expected due to long- term demand and lack of investment BTU is uniquely suited to benefit from industry fundamentals both in the near and long term Three Key Takeaways

Global Coal Markets Impacted by Global Economic Downturn Global steel production down as much as 30% in fourth quarter of 2008 U.S. steel producers trough out at 33% capacity utilization in late December Global generation growth nearly cut in half to 2.7% in 2008 U.S. generation off ~2% in second half of 2008 on mild summer and recession U.S. exports to Europe slow Natural gas prices create instances of lower coal burn in U.S. and Europe

13 Months and Three Trends in Volatile Global Coal Markets Newcastle and API4 (South Africa coal for delivery to Europe) pricing for prompt quarter delivery. API4 Newcastle January July December Change in Major Benchmark Coal Prices Rise Fall Stabilizing Recovery ? ? 2009

Sharp Rebound Likely When Markets Recover Significant demand from electricity use by emerging nations Geology, permitting and safety compliance challenges in certain high-cost regions Financing will be an industry challenge Lack of investment during financial crisis likely to lead to even stronger rebounds Challenging markets lead to improved acquisition environment

Global Coal Supply-Demand: Swift Response to Rebalance 2008 Seaborne Met Demand (Tonnes in Millions) Pacific 143 Atlantic 72 215 2008 Seaborne Thermal Demand (Tonnes in Millions) Pacific 378 Atlantic 222 600 2009 SEABORNE MET Potential Demand Cuts Steel Production (30 - 40) Announced Supply Cuts Announced Cuts (45 - 50) From 75% of Seaborne Supply Base SEABORNE THERMAL Stronger in Pacific Than Atlantic; Largely in Balance Following U.S. Export Cuts Source: Industry and company reports, Peabody analysis. Updated Feb. 9, 2009. Seaborne met includes ~10 million tons of announced U.S. met coal reductions and 5 - 10 million tons shift of met to thermal coal. 7

Global Coal Supply-Demand: Swift Response to Rebalance 2009 U.S. COAL Potential Demand Cuts Generation (15 - 20) Low Natural Gas (10 - 15) Reduced Exports (15 - 20) Stockpiles (15 - 20) Announced Supply Cuts Announced Cuts (45 - 50) From Half of U.S. Production Base 2008 U.S. Coal Metrics (Tons in Millions) U.S. Demand: 1,121 Production: 1,168 Exports: 80 Thermal: 36 Met: 44 Imports: 32 Stockpiles: 166 Source: Industry and company reports, Peabody analysis. Demand cuts assume GDP decline of 1.5 to 2.0%; Natural gas assumptions based on hypothetical natural gas prices throughout 2009 in the $4.00 to $5.00 range. Stockpile demand cuts assume a transition to target levels. Includes ~10 million tons of announced U.S. met coal reductions. 8

China Continues to Reduce Exports While India Increases Imports China reduced thermal coal exports 21% in 2008 Issues 20% fewer export licenses YTD 2009 Discouraging exports through higher thermal and met coal export tariffs India is the fastest-growing coal importer in the world Stockpiles below 4 days at many coal plants Thermal coal imports set to nearly quadruple over 4 years China and India Represent Nearly Half of Global Coal Demand

Compound Annual Growth Rate 0.6% 1.7% 2.9% 2.9% 5.1% Coal Continues to be the World's Fastest Growing Fuel Six-Year Change in Global Energy Consumption Source: BP Statistical Review of World Energy, June 2008. Coal Natural Gas Hydro Oil Nuclear 2002 - 2004 35.15 19.02 18.93 10.53 3.51 35% 2001 - 2007 Change 19% 11% 19% 4% Coal Natural Gas Oil Hydro Nuclear Seaborne Coal Demand Grew 7% Annually

International Energy Agency Projects 61% Growth in Global Coal Use by 2030 Source: International Energy Agency, World Energy Outlook 2008.

Global Coal Plant Buildout: 200 GW Under Construction; 700 MTPA of Coal Use 30 Units in U.S. Under Construction Requiring ~70 MTPA of Coal The 1,600 MW Prairie State Energy Campus is under construction in Southern Illinois Includes units under construction and newly completed for 2009.

Obama Administration: Coal is "A Great Resource"; More Funding Proposed "Coal is a vital resource in our country. It provides about 50% of our electricity." Recent Poll: 72% of Opinion Leaders Support Use of Coal "The coal resources in the United States are immense. I am hopeful and optimistic we can use those resources in a clean way. It's really a question of technology. I think we will be using that great natural resource." "We'll invest in technology that will allow us to use more coal, America's most abundant energy source, with the goal of creating five first- of-a-kind coal-fired demonstration plants with carbon capture and sequestration." President Barack Obama Secretary of Energy Steven Chu EPA Administrator Lisa Jackson Source: President Obama: Aug. 4, 2008 speech in Lansing, Mich.; Secretary of Energy Chu: Jan. 13, 2009 Senate Energy and Natural Resources Committee hearing; EPA Administrator Jackson: Jan. 14, 2009 Senate Committee on the Environment and Public Works hearing.

Coal Markets Summary Coal Remains World's Largest and Fastest-Growing Fuel Coal Markets Impacted by Global Economic Downturn but Global Supply Cuts Significant Markets Showing Some Early Positive Signs Lack of Investment Likely to Drive Eventual Sharp Rebound Clean Coal Technologies Pave the Way for Lower-Carbon Future

Peabody is the Largest Private-Sector Coal Company Rio Tinto BHP Arch Anglo-American Consol Xstrata Foundation Massey Alpha Natural Resources International Coal Source: Most recent company reports and websites, SEC filings and Peabody analysis. Values are on a short-ton basis. Peabody reserves based on 2007 data, sales based on 2008 data. Annual Sales (Tons in Millions) Reserves (Tons in Billions) Patriot

2003 2004 2005 2006 2007 2008 2226 2763 3598 4051 4545 6593 2003 2004 2005 2006 2007 2008 422 490.1 696.4 910.9 968.6 1847.3 Peabody: Strong Track Record of Results 2003 2004 2005 2006 2007 2008 182.2 202.6 216.1 223.3 237.8 255.5 EBITDA In millions. Reflects results from continuing operations for 2004 - 2008. 2003 values as reported. Sales volumes and 2008 values unaudited. Revenues Sales Volume Tons Sold 256 $6,593 $1,847

Revenue 45% EBITDA 91% Operating Profit 135% EPS 122% Operating Cash Flow 209% BTU: Performance Sets Records in All Financial Metrics Available Liquidity of ~$2 Billion Operating Cash Flow of $1.41 Billion Dollars in millions except EPS. Values represent continuing operations. Unaudited.

BTU Advantage: Global Platform Offers Growing and Diverse Earnings 1st Qtr 2nd Qtr 1 99 2003 International EBITDA Share Grows to +50% in 2008 1st Qtr 2nd Qtr 52 48 2008 United States International 1st Qtr 2nd Qtr 21 79 2007 $422 Million $969 Million $1.85 Billion Values represent continuing operations, 2008 unaudited.

BTU Focus Areas for 2009 Continue focus on strong cost control and productivity Record safety year in 2008 Stable U.S. costs for last three quarters Increase contributions from high-margin operations North Antelope Rochelle El Segundo High-quality met mines Exercise tight capital discipline Evaluate opportunistic acquisitions amid distressed markets Pursue global trading, infrastructure and joint venture opportunities

Why Peabody is Well Positioned to Weather the Downturn Broad geographic diversity Best access to high-growth global markets Access to capital to seize opportunities Installed capacity to respond to upturn Leading trading position offers first-mover advantage Largely contracted for 2009 and 2010 Unpriced Volumes (Tons in Millions) United States 2009: Sold Out 2010: 45-55 (~25%) Australia Met 2009: 4-5 2010: 7-8 Australia Thermal 2009: 5-6 2010: 10-11

Peabody: A Global Leader in Btu Conversion and Clean Coal Solutions Only non-Chinese equity partner in GreenGen, China's centerpiece coal / climate initiative Partnering with ConocoPhillips on new coal- to-natural gas facility in Kentucky GreatPoint Energy to develop coal-to-gas plants * Shengli 3 Advancing Inner Mongolian mine and coal-to-methanol conversion project Continue as a Global Leader in Clean Coal Solutions Kentucky NewGas

Peabody Uniquely Positioned Among Coal Peers for Success Serving major long-term demand growth in emerging nations Able to avoid geology, permitting and compliance issues in high-cost regions Not challenged by liquidity or inability to access capital Able to be opportunistic in acquisitions during challenging markets Strength BTU Peers BTU: The Only Global Pure-Play Coal Investment X ? ? ?

2003 2004 2005 2006 2007 2008 EBITDA ($ in Millions) 422 490 696 911 969 1847 Peabody's EBITDA and Share Price Sharply Diverge in 2008 Share Price ($) Peabody values reflect 30-day moving average, the March 2005 and February 2006 2-for-1 stock splits and discontinued operations including the 2007 Patriot Coal spinoff. 23

MORGAN STANLEY GLOBAL BASIC MATERIALS CONFERENCE Rick Navarre President Feb. 17, 2009